John Hancock Funds II (the “Trust”)

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living through II Portfolios

(together, the “Retirement Portfolios”)

Supplement dated April 27, 2016 to the current Statement of Additional Information (the SAI)

On April 11, 2016, at a special joint meeting, the shareholders of the Retirement Portfolios approved a proposal to revise the Trust’s Declaration of Trust to permit the merger of a Retirement Portfolio with another series of the Trust without shareholder approval, to the extent permitted by applicable law. Accordingly, the following disclosure supplements the information provided in the “Description of Fund Shares” section in the SAI, and is added after the end of the sixth paragraph on page 187:

The Declaration of Trust also provides that the Board may approve the merger of a Retirement Portfolio with another series of the Trust without shareholder approval, in accordance with the 1940 Act. This provision will permit the merger of a Retirement Portfolio with another series of the Trust without shareholder approval in certain circumstances to avoid incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of a Retirement Portfolio with another series of the Trust having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require the Board of Trustees of the Trust (including a majority of the Independent Trustees) to determine that the merger is in the best interests of the combining series and will not dilute the interest of existing shareholders. The Trustees would evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling their duty of care to shareholders.

Shareholders of a Retirement Portfolio will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees, or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation, or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.